EXHIBIT 32.1

CERTIFICATION
Pursuant to 18 U.S.C. 1350
(Section 302 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 10-K of Rodobo International, Inc. (the “Company”) for the fiscal year ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Yanbin Wang, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 21, 2010	By:	/s/ Yanbin Wang
Name: Yanbin Wang
Title: Chairman and Chief Executive Officer